QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.13

WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of March 31, 2003, is by and between EQUINOX BUSINESS CREDIT CORP., a New Jersey corporation ("Borrower"), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender").

RECITALS:

        A.    Borrower and Lender have entered into that certain Loan and Security Agreement dated as of December 19, 2001 (as amended, and as the same may hereafter be amended or otherwise modified, the "Loan Agreement").

        B.    Borrower has requested that Lender amend certain provisions of the Loan Agreement and waive certain Events of Default under the Loan Agreement as provided hereinbelow.

        C.    Subject to satisfaction of the conditions set forth herein, Lender is willing to amend the Loan Agreement and provide the requested waiver of Events of Default as specifically provided herein.

        NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1

Definitions

        Section 1.1    Definitions.    Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.

ARTICLE 2

Waiver of Events of Default

        Section 2.1    Waiver of Events of Default.    Pursuant to Section 7.20(a)(ii) of the Loan Agreement, Borrower was required to maintain a minimum Tangible Net Worth plus the amount of all Subordinated Debt as of the month, quarter, and year ending December 31, 2002, as of the month ending January 31, 2003, and as of the month ending February 28, 2003 (such month, quarter, and year ends herein collectively, the "Measurement Dates") of not less than $3,000,000. Borrower has advised Lender that as of the Measurement Dates, the Tangible Net Worth plus the amount of all Subordinated Debt was less than the required amount. Borrower's failure to maintain the Tangible Net Worth plus the amount of all Subordinated Debt covenant for the Measurement Dates as required by the Loan Agreement, constitute Events of Default under Section 8.2 of the Loan Agreement (collectively, the "Existing Defaults"). Borrower has requested that Lender waive the Existing Defaults. Effective as of the date of this Amendment, and subject to the conditions precedent and other terms of this Amendment, Lender hereby waives the Existing Defaults.

ARTICLE 3

Amendments

        Section 3.1    Amendment to Section 7.20(a)(ii).    Clause (a)(ii) of Section 7.20 of the Loan Agreement is hereby amended as follows:

          (ii)  Tangible Net Worth. Tangible Net Worth plus the amount of all Subordinated Debt of at least the amount set forth in the following table for the applicable period:

Applicable Period	Minimum Tangible Net Worth
Quarter and month ending March 31, 2003	$2,600,000
Month ending April 30, 2003	$2,600,000
Month ending May 31, 2003	$2,600,000
Quarter and month ending June 30, 2003	$3,900,000
Each month, quarter, or year ending after June 30, 2003	$3,900,000

ARTICLE 4

Conditions

        Section 4.1    Conditions Precedent.    The effectiveness of Article 2 and Article 3 of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a)  Lender shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Lender:

            (i)    Amendment Documents.    This Amendment and any other instrument, document, or certificate reasonably required by Lender to be executed or delivered by Borrower in connection with this Amendment, in each case duly executed (the "Amendment Documents");

            (ii)    Additional Information.    Lender shall have received such additional documents, instruments, and information as Lender may reasonably request to effect the transactions contemplated hereby;

            (iii)    Receipt of Amendment Fee.    The amendment fee shall have been paid in accordance with Section 6.6 hereto;

            (iv)    Expenses.    Borrower shall have paid to Lender all fees, costs, and expenses owed to and/or incurred by Lender in connection with the Loan Agreement or this Amendment.

          (b)  The representations and warranties contained herein, in the Loan Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

          (c)  All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Lender; and

          (d)  No Default or Event of Default shall be in existence after giving effect to this Amendment.

ARTICLE 5

Ratifications, Representations and Warranties

        Section 5.1    Ratifications.    The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 5.2    Representations and Warranties.    Borrower hereby represents and warrants to Lender that, as of the date of and after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, (b) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date, and (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower.

ARTICLE 6

Miscellaneous

        Section 6.1    Survival of Representations and Warranties.    All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

        Section 6.2    Reference to Loan Agreement.    Each of the Loan Documents, including the Loan Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement, whether direct or indirect, shall mean a reference to the Loan Agreement as amended hereby.

        Section 6.3    Severability.    Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 6.4    Applicable Law.    This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of California and the applicable laws of the United States of America.

        Section 6.5    Effect of Amendment.    The effect of the waiver contained in Section 2.1 of this Amendment is expressly limited as provided herein, and in order to induce Lender to agree to such waiver, Borrower agrees that such waiver shall not constitute or be deemed a waiver of any other Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any such other Event of Default. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition, or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Borrower hereby (a) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, executed or joined in by Borrower and delivered to Lender, (b) reaffirms

Borrower's obligations under each of the Loan Documents, and (c) agrees that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

        Section 6.6    Amendment Fee.    Borrower agrees to pay to Lender on the date hereof an amendment fee in the aggregate amount of $10,000 as additional consideration for Lender's agreement to amend the Loan Agreement and waive the Existing Defaults.

        Section 6.7    Successors and Assigns.    This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

        Section 6.8    Counterparts.    This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 6.9    Headings.    The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 6.10    Consideration.    IN CONSIDERATION OF THIS AMENDMENT, BORROWER REPRESENTS AND WARRANTS THAT THERE ARE NO KNOWN CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND HEREBY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AGREEMENT AND RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH BORROWER HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

        Section 6.11    Entire Agreement.    THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder of page intentionally left blank.]

        Executed as of the date first written above.

BORROWER:

EQUINOX BUSINESS CREDIT CORP.

By:

Name:

Title:

LENDER:

FOOTHILL CAPITAL CORPORATION

By:

Name:

Title:

REAFFIRMATION OF GUARANTY AND STOCK PLEDGE AGREEMENT

        The undersigned hereby (a) acknowledges the execution of, and consents to the terms and conditions of, that certain Waiver and Third Amendment to Loan and Security Agreement dated as of March 31, 2003, between Equinox Business Credit Corp. and Foothill Capital Corporation ("Lender") and reaffirms its obligations under (i) that certain Continuing Guaranty (the "Guaranty") dated as of December 19, 2001, and (ii) that certain Stock Pledge Agreement (the "Pledge Agreement") dated as of December 19, 2001, each made by the undersigned in favor of Lender, and (b) acknowledges and agrees that the Guaranty and the Pledge Agreement remain in full force and effect, free of any defense, offset or counterclaim, and the Guaranty and the Pledge Agreement are hereby ratified and confirmed.

GUARANTOR:

EQUIFIN, INC.

By:

Name:

Title:

REAFFIRMATION OF VALIDITY GUARANTIES

        Each of the undersigned hereby (a) acknowledges the execution of, and consents to the terms and conditions of, that certain Waiver and Third Amendment to Loan and Security Agreement dated as of March 31, 2003, between Equinox Business Credit Corp. and Foothill Capital Corporation ("Lender") and reaffirms its obligations under that certain Validity Agreement (the "Validity Guaranty") dated as of December 19, 2001, made by it in favor of Lender, and (b) acknowledges and agrees that the Validity Guaranty remains in full force and effect, free of any defense, offset or counterclaim, and the Validity Guaranty is hereby ratified and confirmed.

VALIDITY GUARANTORS:

WALTER M. CRAIG, JR.

ALLEN H. VOGEL

QuickLinks

WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
REAFFIRMATION OF GUARANTY AND STOCK PLEDGE AGREEMENT
REAFFIRMATION OF VALIDITY GUARANTIES